Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SERVICE PROVIDER AMENDMENT TO

TIVO INTERACTIVE PROGRAM GUIDE

LICENSE AGREEMENT

THIS SERVICE PROVIDER AMENDMENT TO THE TIVO INTERACTIVE PROGRAM GUIDE LICENSE AGREEMENT (the “AMENDMENT”), having an Effective Date of August 23, 2006 (“AMENDMENT EFFECTIVE DATE”), is made and entered into by and between GEMSTAR – TV GUIDE INTERNATIONAL, INC., including all of its SUBSIDIARIES (hereinafter collectively referred to as “GEMSTAR”), AND TIVO INC., including all of its SUBSIDIARIES (hereinafter collectively referred to as “TIVO”) and amends the TiVo Interactive Program Guide License Agreement, having an effective date of June 6, 2003, as amended by the TV Guide Showcase Rider, having an effective date of June 6, 2003 and the TV Guide Promotion Rider, having an effective date of June 6, 2003 (collectively referred to hereinafter as the “ORIGINAL AGREEMENT.” The ORIGINAL AGREEMENT as amended by this AMENDMENT shall be referred to herein as the “AGREEMENT.” All capitalized terms used in this AMENDMENT and not otherwise defined herein shall have the meaning defined in the ORIGINAL AGREEMENT.

RECITALS

The PARTIES desire to amend the ORIGINAL AGREEMENT in accordance with the terms and conditions set forth herein to provide TIVO with certain license rights to authorize certain SERVICE PROVIDERS to use GEMSTAR AUTHORIZED TIVO IPG(S) in conjunction with other TIVO provided technology, features and/or functionality.

AMENDMENT

1. Section 1.3 and 1.4. These sections are hereby revised as follows:

1.3	TIVO desires certain IPG-RELATED PATENT rights from GEMSTAR in connection with making INTERACTIVE PROGRAM GUIDES using GEMSTAR IPG-RELATED PATENTS available to consumers through TIVO PVR DEVICES and licensed SERVICE PROVIDER DEVICES marketed in the TERRITORY.

1.4	GEMSTAR, subject to the terms and conditions of this AGREEMENT, is prepared to provide certain IPG-RELATED PATENT rights related to INTERACTIVE PROGRAM GUIDES to TIVO, for TIVO’s implementation in TIVO PVR DEVICES and the TIVO SERVICE and for sublicense to certain SERVICE PROVIDERS.

2. Section 2.10 “END-USER”. The definition of END-USER is hereby revised to state as follows:

“END-USER(S)” shall mean a person who obtains software and/or hardware (i) at RETAIL for their own use, which may include gifting and resale, or (ii) as provisioned, directly or indirectly, by a SERVICE PROVIDER or its affiliates.

3. Section 2.13 “GEMSTAR AUTHORIZED TIVO IPG(S)”. The definition of GEMSTAR AUTHORIZED TIVO IPG(S) is hereby revised to state as follows to address differing obligations relating to TIVO IPGs for SERVICE PROVIDER DEVICES:

“GEMSTAR AUTHORIZED TIVO IPG(S)” shall mean (A) for TIVO PVR DEVICES a TIVO IPG that (a) is branded or co-branded with the TV GUIDE mark (or other mark designated by

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GEMSTAR as agreed to by TIVO) (collectively the “GEMSTAR MARK”) in the manner set forth in this AGREEMENT, and (b) includes GEMSTAR’s standard patent markings in the manner set forth in this AGREEMENT; and (B) for SERVICE PROVIDER DEVICES a TIVO IPG that includes GEMSTAR’s standard patent markings in the manner set forth in this AGREEMENT. The PARTIES agree and acknowledge that TIVO or any other entity may provide the data that populates the GEMSTAR AUTHORIZED TIVO IPG.

4. Section 2.15 “INITIAL ACTIVATION”. The definition of “INITIAL ACTIVATION” is hereby revised to state as follows:

“INITIAL ACTIVATION” shall mean the first (and only the first) access to a TIVO SERVICE (i) by a TIVO PVR DEVICE (including TIVO PVR DEVICES refurbished and resold by TIVO) during which such TIVO PVR DEVICE receives television program schedule information that populates the GEMSTAR AUTHORIZED TIVO IPG, in any way and for any length of time; or (ii) by a SERVICE PROVIDER DEVICE (excluding any access only for testing or demonstration) during which such SERVICE PROVIDER DEVICE receives television program schedule information that populates the GEMSTAR AUTHORIZED TIVO IPG, in any way and for any length of time.

5. Section 2.21 “PVR DEVICES”. The definition of “PVR DEVICES” is hereby revised as follows:

“….TRANSFERRED through RETAIL. Except for the limited purpose of defining SERVICE PROVIDER DEVICE(S), PVR DEVICES as used in this AGREEMENT shall not include [*], DIRECTV SET-TOP BOXES, or any other SERVICE PROVIDER provisioned set-top box (other than SERVICE PROVIDER DEVICE(S)),…”

6. Section 2.23A “SERVICE PROVIDER AFFILIATE”. The following new definition is added to Section 2 to address affiliates of SERVICE PROVIDERS:

“SERVICE PROVIDER AFFILIATE” shall mean a system in which a SERVICE PROVIDER or an entity controlled by, in control of or under common control with such SERVICE PROVIDER has: (i) a direct or indirect economic ownership interest of at least fifty-one percent (51%); (ii) voting control sufficient to elect the board of directors or other governing body; or (iii) a direct or indirect economic ownership interest of at least thirty-five percent (35%) with full management and operational control on a day-to-day basis, including, without limitation, the authority to enter into binding agreements on behalf of such system regarding programming decisions.

7. New Section 2.23B “SERVICE PROVIDER DEVICE(S)”. The following new definition is added to Section 2 to address devices provisioned by SERVICE PROVIDERS:

“SERVICE PROVIDER DEVICE(S)” shall mean PVR DEVICES which incorporate the TIVO TECHNOLOGY and utilize a GEMSTAR AUTHORIZED TIVO IPG, and which are provided, directly or indirectly, by a SERVICE PROVIDER, or a SERVICE PROVIDER AFFILIATE, to its subscribers.

8. Section 2.28 “TIVO IPG(S)”. The definition of “TIVO IPG(S)” is hereby revised to state as follows:

“TIVO IPG(S)” shall mean an IPG specified by TIVO and provided in connection with a TIVO SERVICE for use with, and only used with, a TIVO PVR DEVICE or a licensed SERVICE

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PROVIDER DEVICE. TIVO IPG shall not mean [*], nor shall it mean [*], or, except as authorized in this AGREEMENT, any SERVICE PROVIDER network.

9. Section 2.31 “TIVO SERVICE”. The definition of “TIVO SERVICE” is hereby revised to state as follows:

“TIVO SERVICE” shall mean a TIVO branded service provided by TIVO or a licensed SERVICE PROVIDER that requires INITIAL ACTIVATION by an END-USER and includes GEMSTAR AUTHORIZED TIVO IPG and (a) Showcases, (b) software upgrades to support the TIVO TECHNOLOGY, and/or (c) the ability to upgrade to a service with additional features and functionality offered by TIVO. TIVO SERVICE may include the ability for an END USER to interact with a TIVO PVR DEVICE or SERVICE PROVIDER DEVICE remotely via the Internet (which may be accessed via a PERSONAL COMPUTER) or other means.

10. Section 2.33 “TRANSFERRED” or “TRANSFER”. The definition of “TRANSFERRED” or “TRANSFER” is hereby revised to state as follows:

“TRANSFERRED” or “TRANSFER” shall mean (i) deliver(ed) (including installed or downloaded) to others(s) in the TERRITORY, regardless of the basis of compensation, if any (e.g., demonstration models, consignment or by gift) and/or (ii) sold and/or delivered in combination with other products in the TERRITORY.

11. Section 3.1(d) SERVICE PROVIDER Devices. This Section is hereby replaced in its entirety with the following:

(d) SERVICE PROVIDER DEVICES. GEMSTAR grants to TIVO, subject to TIVO’s continued compliance with the terms and conditions set forth herein:

(i) a worldwide, non-exclusive, nontransferable (except as set forth herein and in Section 10.11) manufacturing right, under the GEMSTAR IPG-RELATED PATENTS, to make and have made SERVICE PROVIDER DEVICES;

(ii) a non-exclusive, nontransferable (except as set forth herein and in Section 10.11) right, under the GEMSTAR IPG-RELATED PATENTS to import, sell, lease, offer to sell or otherwise TRANSFER such SERVICE PROVIDER DEVICES, and only in conjunction with such SERVICE PROVIDER DEVICES, the GEMSTAR AUTHORIZED TIVO IPG within the TERRITORY; and

(iii) a non-exclusive, nontransferable (except as set forth herein and in Section 10.11) right, under the GEMSTAR IPG-RELATED PATENTS to use, and have END-USERS use, the SERVICE PROVIDER DEVICES, and, only in conjunction with such SERVICE PROVIDER DEVICES, the GEMSTAR AUTHORIZED TIVO IPG within the TERRITORY.

The foregoing rights in this Section 3.1(d) are sublicensable by TIVO to each SERVICE PROVIDER provided a GEMSTAR AUTHORIZED TIVO IPG; any limited sublicenses granted under this Section 3.1(d) shall be [*] to SERVICE PROVIDER AFFILIATES. TIVO shall [*] GEMSTAR as [*] SERVICE PROVIDER [*] GEMSTAR AUTHORIZED TIVO IPG pursuant to this Section 3.1(d). For the avoidance of doubt, TIVO shall have no obligation [*] any [*] or [*] SERVICE PROVIDER DEVICE FEES (as defined in Section 4.4) under this AGREEMENT for any TIVO IPGS or GEMSTAR AUTHORIZED TIVO IPGS that are TRANSFERRED to or by a SERVICE PROVIDER that has a full make, sell and use license under the GEMSTAR IPG-

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RELATED PATENTS as of the date such payment accrues. The current list of all such SERVICE PROVIDERS is attached hereto as Schedule J. GEMSTAR shall provide TIVO with an updated list in a timely manner should GEMSTAR enter into any such license agreement with any new licensee.

12. Section 3.3(b). This Section is hereby revised to add the following sentence at the end of this provision:

Notwithstanding anything to the contrary in this AGREEMENT, the obligations under this Section 3.3(b) shall not apply to any GEMSTAR AUTHORIZED TIVO IPG licensed by TIVO to a SERVICE PROVIDER for use in a SERVICE PROVIDER DEVICE pursuant to the GEMSTAR IPG-RELATED PATENT license granted under Section 3.1(d).

13. Section 3.4 TIVO SHOWCASES. This Section is hereby revised to add the following sentence at the end of this provision:

Notwithstanding anything to the contrary in this AGREEMENT, the obligations under this Section 3.4 shall not apply to any TIVO SERVICE or other TIVO TECHNOLOGY provided by TIVO to a SERVICE PROVIDER for use in a SERVICE PROVIDER DEVICE pursuant to the GEMSTAR IPG-RELATED PATENT license granted under Section 3.1(d).

14. Section 3.5(a) TRANSFER REQUIREMENTS. This Section is hereby revised to state as follows:

(a)	TRANSFER REQUIREMENTS. TIVO agrees it shall [*] SERVICE PROVIDERS. Any TRANSFER [*] shall make [*] DEVICE.

15. Section 3.5(b) NOTICE REQUIREMENTS. This Section is hereby revised to add the following sentence at the end of this provision:

“…update notice from GEMSTAR. For the avoidance of doubt, for SERVICE PROVIDER DEVICES licensed pursuant to the GEMSTAR IPG-RELATED PATENTS licenses granted under Section 3.1(d), such notice language shall be required to be included only in the “SYSTEM INFORMATION” screen or equivalent area of the GEMSTAR AUTHORIZED TIVO IPG.”

16. Section 3.6 SCOPE OF GRANT. The last sentence of this Section is hereby revised to state:

“…paid hereunder. For the avoidance of doubt, TIVO acknowledges that the provision of the GEMSTAR AUTHORIZED TIVO IPG other than in connection with a TIVO SERVICE deployed through TIVO PVR DEVICES or SERVICE PROVIDER DEVICES is not licensed under this AGREEMENT.

17. Section 4.0 FEES. The following new Section 4.4 is hereby added to this Section:

4.4 SERVICE PROVIDER DEVICE FEES. For SERVICE PROVIDER DEVICES, TIVO may [*] or [*]. TIVO shall be required to [*] when it provides GEMSTAR with written notice as to each such SERVICE PROVIDER deploying a GEMSTAR AUTHORIZED TIVO IPG pursuant to Section 3.1(d), and TIVO shall [*] for specific SERVICE PROVIDER during the [*] this AGREEMENT. In no event shall TIVO be required to [*] for the same SERVICE PROVIDER DEVICE.

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(a) [*]. If TIVO [*], TIVO agrees to [*] GEMSTAR, for each TRANSFERRED SERVICE PROVIDER DEVICE (excluding such devices TRANSFERRED only for testing or demonstration) during the TERM in the TERRITORY, [*] for each [*] SERVICE PROVIDER DEVICE utilizes a GEMSTAR AUTHORIZED TIVO IPG [*]. The [*] shall [*] which such SERVICE PROVIDER DEVICE performs an INITIAL ACTIVATION, [*] to be [*] during [*] during the [*] the SERVICE PROVIDER DEVICE utilizes a GEMSTAR AUTHORIZED TIVO IPG, [*] whether the SERVICE PROVIDER DEVICE utilizes a GEMSTAR AUTHORIZED TIVO IPG for the [*]. The license granted for SERVICE PROVIDER DEVICES for which a [*] will [*], subject to [*] provided for in [*], with the expiration or termination of this AGREEMENT.

(b) [*]SERVICE PROVIDER DEVICE FEES. If TIVO [*] SERVICE PROVIDER DEVICE FEE [*], TIVO agrees [*] GEMSTAR, for [*] SERVICE PROVIDER DEVICE (excluding such devices [*] for testing or demonstration) that performs an INITIAL ACTIVATION during the TERM in the TERRITORY, [*]SERVICE PROVIDER DEVICE [*]. During the TERM, subsequent activations of the same SERVICE PROVIDER DEVICE by another subscriber of a SERVICE PROVIDER shall not require payment of [*] SERVICE PROVIDER DEVICE FEE. The license granted for SERVICE PROVIDER DEVICES for which [*] SERVICE PROVIDER DEVICE FEE [*] will survive the expiration or termination of this AGREEMENT.

(c) NO OTHER FEES. For the avoidance of doubt, the [*] SERVICE PROVIDER DEVICE FEES, [*], shall constitute full payment for the license to the GEMSTAR IPG-RELATED PATENTS and GEMSTAR shall not require any additional fees from TIVO or its SERVICE PROVIDER licensee under any GEMSTAR IPG-RELATED PATENTS with respect to SERVICE PROVIDER DEVICES licensed under this AGREEMENT. TIVO shall have no obligation [*] any [*] SERVICE PROVIDER DEVICE FEES for any GEMSTAR AUTHORIZED TIVO IPGS that are TRANSFERRED to or by a SERVICE PROVIDER that has a full make, sell and use license under the GEMSTAR IPG-RELATED PATENTS as of the date such payment accrues.

(d) [*]. [*] after the AMENDMENT EFFECTIVE DATE, and [*] during the TERM, the [*] SERVICE PROVIDER DEVICE [*].

18. Section 5.1 PAYMENTS. This Section is hereby revised to add a new subsection (c) and to rename the existing subsections (c) and (d) to (d) and (e), respectively:

(c) In addition, within [*] of the close of each [*], TIVO shall [*] GEMSTAR the total of all [*] DEVICE FEES accruing during such [*], based on the report(s) received by TIVO from its SERVICE PROVIDERS licensed pursuant to Section 3.1(d).

19. Section 5.3 PAYMENT REPORTS. This Section is hereby revised to add a new subsection (c) and to rename the existing subsection (c) to (d):

(c) Each payment by TIVO pursuant to Section 5.1(c) hereof shall be accompanied by a written [*] report (i) identifying the number of SERVICE PROVIDER DEVICES [*] (excluding such devices [*] for testing or demonstration) in the TERRITORY (for each licensed SERVICE PROVIDER) during the [*] for which [*] SERVICE PROVIDER DEVICE FEES were [*] paid as further described in Section 4.4(b) with supporting documentation to specifically identify (i.e., by serial number) those SERVICE PROVIDER DEVICES for [*] SERVICE PROVIDER DEVICE FEES have been paid, such documentation to be mutually agreed upon by GEMSTAR

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and TIVO on a SERVICE PROVIDER by SERVICE PROVIDER basis, prior to TIVO’s [*] payments pursuant to Section 4.4(b), and (ii) identifying the number of SERVICE PROVIDER DEVICES (for each licensed SERVICE PROVIDER) utilizing a GEMSTAR AUTHORIZED TIVO IPG for which [*] as further described in Section 4.4(a), as well as (iii) a calculation of the sum total of [*] SERVICE PROVIDER DEVICE FEES that are being remitted to GEMSTAR hereunder, all of the foregoing on a SERVICE PROVIDER by SERVICE PROVIDER basis.

20. Section 6.1 TERM. This section is hereby revised to state as follows:

6.1 TERM. The term of this AGREEMENT (“TERM”) shall be for [*] years from the EFFECTIVE DATE, unless terminated earlier in accordance with the provisions of Sections 6.2, 6.3 or 6.4 below.

Notwithstanding the foregoing, TIVO may elect to renew the licenses granted under Sections 3.1(d) and 3.3 for SERVICE PROVIDER DEVICES and GEMSTAR AUTHORIZED TIVO IPGs deployed on SERVICE PROVIDER DEVICES for a period of [*] additional years upon the expiration of the current TERM and then for a period of [*]additional years upon the expiration of the extended TERM, up to a total of [*] additional years on the same terms as provided hereunder. During such renewal period, if any, the licenses granted under the AGREEMENT for the TRANSFER of any TIVO PVR DEVICES and any IPGs (including GEMSTAR AUTHORIZED TIVO IPGS) deployed on TIVO PVR DEVICES, and any other terms and conditions related to TIVO PVR DEVICES in any manner, shall [*] unless otherwise agreed to in writing between the PARTIES.

21. New Section 6.4A TERMINATION – SERVICE PROVIDER DEVICES. The following new Section 6.4A shall be added after Section 6.4 and prior to Section 6.5:

6.4A	TERMINATION – SERVICE PROVIDER DEVICES. Notwithstanding the termination provisions in Sections 6.2 and 6.3, (i) in the event any such uncured material breach of this AGREEMENT by TIVO is directly attributable to a breach of the rights or obligations relating to the TIVO PVR DEVICE(S), the rights and obligations under this AGREEMENT shall [*] and shall [*] as related to all of the [*]; (ii) in the event any such uncured material breach of this AGREEMENT by TIVO is directly attributable to a SERVICE PROVIDER DEVICE, the rights and obligations under this AGREEMENT shall [*] and shall [*] for all [*]; and (iii) in the event of any such uncured material breach by TIVO of the REMOTE SCHEDULING AMENDMENT to this AGREEMENT dated August 23, 2006, the rights and obligations under this AGREEMENT shall [*] and shall [*] for all [*].

Notwithstanding anything to the contrary in the foregoing, for the avoidance of doubt, TIVO shall be [*] to GEMSTAR for SERVICE PROVIDER DEVICES and GEMSTAR AUTHORIZED TIVO IPGs deployed on SERVICE PROVIDER DEVICES, [*] TIVO and any individual SERVICE PROVIDER. Furthermore, the failure of a SERVICE PROVIDER [*] TIVO for a GEMSTAR AUTHORIZED TIVO IPG deployed on a SERVICE PROVIDER DEVICE shall [*], to GEMSTAR under this AGREEMENT. Moreover, any [*], to GEMSTAR under this AGREEMENT with respect to any and all SERVICE PROVIDERS, if [*] GEMSTAR to [*] AGREEMENT with respect [*] SERVICE PROVIDERS.

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22. New Section 6.4B SUSPENSION – DELAY IN PROVIDING ACCESS TO REMOTE SCHEDULING. The following new Section 6.4B shall be added after Section 6.4A and prior to Section 6.5:

If a breach by TIVO of its responsibilities and obligations under the REMOTE SCHEDULING AMENDMENT results in GEMSTAR not being provided with access to the TIVO REMOTE SCHEDULING feature within [*] of the effective date of the REMOTE SCHEDULING AMENDMENT to this AGREEMENT dated August 23, 2006, then upon written notice by GEMSTAR to TIVO, the rights granted under Section [*] of the AGREEMENT will be [*] with respect to any SERVICE PROVIDER DEVICES [*] by GEMSTAR above, and GEMSTAR AUTHORIZED TIVO IPGS for such SERVICE PROVIDER DEVICES, [*] of the REMOTE SCHEDULING AMENDMENT.

23. Section 6.6 SELL-OFF PERIOD. This Section is hereby revised to state as follows:

6.6	SELL-OFF PERIOD. Notwithstanding any provision in this AGREEMENT to the contrary, TIVO (and its authorized sublicensees pursuant to Section 3.1(b) and/or 3.1(d), if any) may, for a period of [*] after any applicable termination or expiration of this AGREEMENT (“TERMINATION DATE”), continue manufacturing TIVO PVR DEVICES or SERVICE PROVIDER DEVICES, as applicable, which are in the process of manufacture as of the TERMINATION DATE and may continue the TRANSFER of TIVO PVR DEVICES or SERVICE PROVIDER DEVICES which are so manufactured after the TERMINATION DATE and may also TRANSFER TIVO PVR DEVICES or SERVICE PROVIDER DEVICES which are in stock of TIVO (or its authorized sublicensees pursuant to Section 3.1(b), if any) or SERVICE PROVIDER (or its manufacturer) at the time of the TERMINATION DATE, and continue to use the GEMSTAR MARK as set forth in Section 3.3, provided:

(i) TIVO has paid GEMSTAR all fees and payments due GEMSTAR under this AGREEMENT in accordance with Section 4.1, Section 4.3 and Section 4.4, as may be applicable; and

(ii) TIVO continues to adhere to the terms and conditions of this AGREEMENT, as if such AGREEMENT had not expired including but not limited to making all reports, fees and payments to GEMSTAR in a timely manner.

24. Section 6.7 SURVIVAL. This Section is hereby revised to state as follows:

(a) Termination by GEMSTAR. The following provisions shall survive any termination of this AGREEMENT by GEMSTAR under Section 6.2 or 6.3 above, but only as they relate to the provisions of this AGREEMENT that are terminated pursuant to Section 6.4A: (a) licenses granted under Sections 3.1 and 3.3 during the sell-off period provided for in Section 6.6; (b) licenses granted under Sections 3.1 and 3.3 for any TIVO PVR DEVICES TRANSFERRED during the TERM of this AGREEMENT (but prior to such expiration or termination) or during the sell-off period provided for in Section 6.6 and the GEMSTAR AUTHORIZED TIVO IPG and the TIVO SERVICE provided to such TIVO PVR DEVICES; (c) licenses granted under Section 3.1 for any SERVICE PROVIDER DEVICES, for which [*] SERVICE PROVIDER DEVICE FEE [*] been paid to GEMSTAR, TRANSFERRED during the TERM of this Agreement (but prior to such expiration or termination) or during the sell-off period provided for in Section 6.6 and the

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GEMSTAR AUTHORIZED TIVO IPG and the TIVO SERVICE provided to such SERVICE PROVIDER DEVICES; (d) during the sell-off period provided for in Section 6.6, the obligations of TIVO under Sections 3.2, 3.3 and 3.4 with respect to the GEMSTAR AUTHORIZED TIVO IPG and TIVO SHOWCASE; (e) Section 5.0 with respect to any fees owed, but not yet paid under this AGREEMENT; (f) Section 6.6 for the term set forth therein; (g) Section 6.7(a); (h) Section 6.8; (i) Section 7; (j) Section 8.2 for any GEMSTAR authorized IPG product TRANSFERRED during the TERM and any GEMSTAR authorized IPG service provided to such GEMSTAR authorized IPG products; and (k) Section 10.

(b) Termination by TIVO or Expiration of AGREEMENT. The following provisions shall survive any expiration of this AGREEMENT or any termination of this AGREEMENT by TIVO under Section 6.2 or 6.4 above: (a) licenses granted under Sections 3.1 and 3.3 during the sell-off period provided for in Section 6.6; (b) licenses granted under Sections 3.1 and 3.3 for any TIVO PVR DEVICES TRANSFERRED during the TERM of this AGREEMENT (but prior to such expiration or termination) or during the sell-off period provided for in Section 6.6 and the GEMSTAR AUTHORIZED TIVO IPG and the TIVO SERVICE provided to such TIVO PVR DEVICES; (c) licenses granted under Section 3.1 for any SERVICE PROVIDER DEVICES, for which [*] SERVICE PROVIDER DEVICE FEE [*] been paid to GEMSTAR, TRANSFERRED during the TERM of this Agreement (but prior to such expiration or termination) or during the sell-off period provided for in Section 6.6 and the GEMSTAR AUTHORIZED TIVO IPG and the TIVO SERVICE provided to such SERVICE PROVIDER DEVICES; (d) during the sell-off period provided for in Section 6.6, the obligations of TIVO under Sections 3.2, 3.3 and 3.4 with respect to the GEMSTAR AUTHORIZED TIVO IPG and TIVO SHOWCASE; (e) Section 5.0 with respect to any fees owed, but not yet paid under this AGREEMENT; (f) Section 6.6 for the term set forth therein; (g) Section 6.7(b); (h) Section 7; (i) Section 8.2 for any GEMSTAR authorized IPG product TRANSFERRED during the TERM and any GEMSTAR authorized IPG service provided to such GEMSTAR authorized IPG products; and (j) Section 10.

(c) Survival of Limited License for Certain Deployed SERVICE PROVIDER DEVICES. The licenses granted under Sections 3.1(d) and 3.3 for any SERVICE PROVIDER DEVICES for which TIVO has [*] shall survive for a period of [*] after the date of expiration or termination of this AGREEMENT, so long as [*] in accordance with [*] then-current as of the date of the end of the sell-off period in Section 6.6 [*] upon the expiration date of such sell-off period and, during such [*] period, such [*] shall continue to be subject to [*] in accordance with [*]. For the avoidance of doubt, the survival of the limited license as described in this Section 6.7(c) shall only apply to existing subscribers of a SERVICE PROVIDER who receive a GEMSTAR AUTHORIZED TIVO IPG as of the date of expiration or termination of this AGREEMENT or during the sell-off period provided for in Section 6.6 and shall not apply to new subscribers of a SERVICE PROVIDER who receive a GEMSTAR AUTHORIZED TIVO IPG after the expiration date of the sell-off period provided for in Section 6.6 of this AGREEMENT.

25. Section 9.1 [*]. This Section is hereby revised to add the following sentences at the end of this Section.

Notwithstanding anything to the contrary in this AGREEMENT, the obligations under this Section 9.1 shall not apply to any GEMSTAR AUTHORIZED TIVO IPG licensed by TIVO to a SERVICE PROVIDER for use in a SERVICE PROVIDER DEVICE pursuant to the GEMSTAR

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IPG-RELATED PATENT license granted under Section 3.1(d). Accordingly, TIVO understands and acknowledges that, with respect to any GEMSTAR AUTHORIZED TIVO IPG provided by TIVO to a SERVICE PROVIDER, the grant of rights under the GEMSTAR IPG-RELATED PATENTS shall [*] rights to [*] in such GEMSTAR AUTHORIZED TIVO IPGs. Such rights [*] under the GEMSTAR IPG-RELATED PATENTS with respect to any GEMSTAR AUTHORIZED TIVO IPG provided by TIVO to a SERVICE PROVIDER are [*] GEMSTAR and [*], to TIVO or such SERVICE PROVIDER under this AGREEMENT.

26. Section 9.4 TIVO REMOTE SCHEDULING. This Section is hereby deleted in its entirety as the PARTIES have entered into a separate amendment regarding the deployment of remote scheduling from tvguide.com.

27. [*]. For the avoidance of doubt, the terms and conditions of the TV Guide [*], including but not limited to [*], shall not apply in any way to SERVICE PROVIDER DEVICES.

28. Effect of Amendment. All terms and conditions of the AGREEMENT shall remain in full force and effect, unless expressly modified and amended by this AMENDMENT.

29. Precedence. In the event of any inconsistency or conflict between the terms and conditions of this AMENDMENT and the ORIGINAL AGREEMENT, the terms and conditions of this AMENDMENT shall govern and control.

IN WITNESS WHEREOF, the PARTIES hereto have caused this AMENDMENT to be executed by their respective duly authorized representatives to be effective as of the date first written above.

GEMSTAR-TV GUIDE INTERNATIONAL, INC.		TIVO INC.

By:	/s/ Mike McKee	By:	/s/ Matthew Zinn

Printed Name:	Mike McKee	Printed Name:	Matthew Zinn

Title:	Chief Operating Officer	Title:	SVP, General Counsel

Date:	8/23/06	Date:	8/23/06

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SCHEDULE J

1.	Comcast Corporation
2.	DIRECTV, Inc.
3.	Echostar Communications Corporation
4.	Time Warner Cable, Inc.